EXHIBIT 10.1. D

THIS ASSIGNMENT AGREEMENT MADE THIS 26TH DAY OF AUGUST 1997

                                    Between:

AMERICAN BENEFITS GROUP, INC., a body corporate duly incorporated under the laws of Florida, having an office at 501 Fairway Drive, Deerfield Beach, Florida 33441

(ABFG)
                                       And

FULCRUM HOLDINGS OF AUSTRALIA INC., a body corporate incorporated under the laws of Florida, having an office at 1 South Ocean Blvd., Suite 301, Boca Raton, Florida, 33432.

("FULCRUM")

WITNESSES THAT WHEREAS:

FULCRUM is a Party to an Agreement and Assignment of Agreement copies of which are attached hereto.

And whereas FULCRUM wishes to Assign its interest in said Agreements to AMERICAN BENEFITS GROUP, INC. and AMERICAN BENEFITS GROUP, INC. wishes to acquire said interest.

And whereas "deemed publicly traded Company" referred to in the attached Agreements is AMERICAN BENEFITS GROUP, INC.

And whereas FULCRUM was acting as AMERICAN BENEFITS GROUP, INC. agent in negotiating the attached Agreements and AMERICAN BENEFITS GROUP, INC. requires no further diligence by FULCRUM or AMERICAN BENEFITS GROUP, INC. to give full effect to this Agreement.

NOW THEREFORE:

1. FULCRUM assigns its interest in the said contracts to AMERICAN BENEFITS GROUP, INC. in consideration for AMERICAN BENEFITS GROUP, INC. transferring Three Million (3,000,000) common voting shares of AMERICAN BENEFITS GROUP, INC. to FULCRUM subject to pricing of US Ten ($0.10) Cents per share and will arrange for a release of the common voting shares in accordance with the rules prescribed by the Securities Exchange Commission.

2. The One Million Five Hundred Thousand (1,500,000) shares noted in paragraph 2(a) of the Assignment Agreement attached hereto is payment of one-half of the said Three Million (3,000,000) shares.


 /s/  Jerry G. Mikolajczyk               /s/ Peter Jones
-----------------------------------      -----------------------------
AMERICAN BENEFITS GROUP INC.                 Witness


/s/ Gerald E Sklar                       /s/ Peter Jones
-----------------------------------      -----------------------------
FULCRUM HOLDINGS OF AUSTRALIA                 Witness


MISS SAOWANI CHAQIPHAN                   /s/ Saowani Chaqiphan
                                         -----------------------------
                                             Initial


MR. DROR MORADOV                         /s/ Dror Moradov
                                         -----------------------------
                                             Initial


SAOWANI DEVELOPMENT S.A.R.L.             /s/ Saowani Chaqiphan
                                         -----------------------------
                                             Initial


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